Solution for Cannabidiol Softgel Feasibility

VERSION: SPQ-KBO-1255.00

Prepared for

Kannalife Sciences, Inc.

William Kinney

Chief Scientific Officer

3805 Old Easton Road, Doylestown, PA 18902

(516) 669-3219

wkinney@interamed.com

Provided by

Catalent Pharma Solutions

Louis Weiner

Regional Sales Manager

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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We help you get more molecules to market faster, solve bioavailability and development challenges, enhance product performance and patient adherence, create the optimal dose form, and drive superior supply chain, manufacturing, and packaging results.

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BIOLOGICS PRE-FORMULATION & FORMULATION SOLID STATE SERVICES PHARMACEUTICAL & BIOPHARMACEUTICAL LAB SERVICES REGULATORY CONSULTING	SOFTGEL TECHNOLOGIES ZYDIS® & LYOPAN® FAST DISSOLVE TECHNOLOGIES CONTROLLED RELEASE TECHNOLOGIES INHALATION INJECTABLES	CLINICAL SUPPLY MANUFACTURING STERILE FILL/FINISH PACKAGING SERVICES & DELIVERY SOLUTIONS

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

Executive Summary

This quote outlines the activities to be performed by Catalent Pharma Solutions (Catalent) in support of Cannabidiol. Catalent will perform solubility studies, propose fill formulations, and manufacture pilot scale batches for probe stability for KannaLife Sciences, Inc. (KannaLife).

Costs are subject to the final Feasibility and Safety Assessment and assumes the API has special handling requirements. These include cold Drug Product storage for a DEA Schedule I substance until FDA approval.

SECTION 1 SCOPE OF WORK

Catalent will conduct an API solubility screen in excipients which are suitable to encapsulate a softgel capsule, are known to be well tolerated in animal and human models, and may maximize API concentration and exposure in-vivo. The excipients which show the best performance with the API will be used for prototype fill formulation. Target dose for the product will need to be determined with KannaLife,

Prototype fill formulations will be developed to achieve maximum API solubility and dispersion characteristics. Catalent will carry out assay/related substances method evaluation activities assuming that the API method provided by KannaLife Sciences, Inc. is stability Indicating and that there is no interference from formulation excipients.

Catalent will manufacture one pilot scale, active non-GMP batch of softgels. Catalent will then perform an informal “probe" stability study for three months at 40°C/75% RH on lab-scale prototype active batch.

The project will start once the fully executed quotation and a corresponding purchase order are received by Catalent.

SECTION 2 PROJECT ACTIVITIES

Catalent will conduct the following project-related activities:

2.1Project Initiation

Assign Project Manager and publish communication plans.

•Identify project team members and outline expectations.

•Provide draft Project Timeline.

•Review the Material Safety Data Sheets {MSDS) and other safety information available from KannaLife to categorize the safety/handling precautions for this product.

•Hold Project Kick-off meeting.

Estimated Duration (Weeks)	Estimated Cost ($)
[****]	[****]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2DEA Quota

Catalent will conduct administrative activities to include the following:

•Prepare necessary paperwork and submit paperwork to the DEA to add product to Catalent's DEA license.

•Apply for quota as needed for this project.

Estimated Duration (Weeks)	Estimated Cost ($)
[****]	[****]

2.3Solubility Evaluation in Cleaning Agents

Catalent will conduct the following:

[***************************************************************************************************]

Estimated Duration (Weeks)	Estimated Cost ($)
[****]	[****]

2.4Softgel Excipient Solubility Screening Studies

Catalent will conduct an excipient compatibility screening study as follows:

[***************************************************************************************************]

Activity and Estimated Duration (Weeks)	Estimated Cost ($)
[****]	[****]

2.5Evaluation of Excipient Compatibility Screening Study Samples

[**********************************************************************************************************]

Condition	Pull Time
	Initial	[****]	[****]
Initial	X	-	-
40 °C drv	-	X	X
40 °C spiked with water	-	X	X
Cost per pull ($)	[****]	[****]	[****]

X = appearance and assay

Activity and Estimated Duration (Weeks)	Estimated Cost ($)
Sample Preparation [***]	[****]
HPLC Analyses [****]	[****]
Total	[****]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.6Prototype Formulation Development

Catalent will conduct the following activities to develop prototype formulations:

[***************************************************************************************************]

Activity and Estimated Duration (Weeks)	Estimated Cost ($)
Formulation Development for no more than three (3) fill formulations [***]	[****]
Assay Testing of Fill Formulations [***]	[****]
Total	[****]

2.7Compendial Moisture (Karl-Fischer) Method Evaluation

Catalent will carry out KF method evaluation activities to include the following:

[***************************************************************************************************]

Estimated Duration (Weeks)	Estimated Cost ($)
[****]	[****]

2.8Assay /Related Substances {RS) Method Evaluation

Catalent will carry out the following assay/related substances method evaluation activities assuming that the API method provided by KannaLife Sciences, Inc. is stability indicating and that there is no interference from formulation excipients:

[***************************************************************************************************]

Activity and Estimated Duration (Weeks)	Estimated Cost ($)
Assay/Related Substances Method Evaluation [***]	[****]
Method Optimization [***]	[****]
Total	[****]

*If method optimization is required, an additional cost will be incurred and additional time will be required. Additional costs are not included in the Total Estimated Project Cost

2.9Pilot Batch Manufacture (non-CGMP) Encapsulation

Catalent will conduct the following activities to encapsulate one (1) pilot scale batch of cannabldiol softgels using the lead fill formulation determined in Section 2.6. and a single gel formula proposed by Catalent.

[***************************************************************************************************]

Activity and Estimated Duration (Weeks)	Estimated Cost ($)
Gel Selection [***]	[****]
Manufacture of One (1) Active Softgel Pilot Scale Batch [***]	[****]
Drying Study [***]	[****]
Packaging of Active Batches [***]	[****]
Total	[****]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.10Informal Stability Study

[***************************************************************************************************]

Three-Month Informal Stability (one (1) prototype active batch)

Storage Condition	Interval (Months)
	Initial	1	2	3
Initial	X*	-	-	-
25°C/60%RH	-	(X)	(X)	(X)
30°C/65%RH	-	(X)	(X)	(X)
40°C/75%RH	-	X	X	X
Cost per pull ($)	[****]	[****]	[****]	[****]

[***************************************************************************************************]

Estimated Duration (Weeks)	Estimated Cost ($)
[****]	[****]

2.11Formulation Development Summary Report

[***************************************************************************************************]

Activity and Estimated Duration (Weeks)	Estimated Cost ($)
[****]	[****]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 3 COST PROPOSAL

3.1Project Costs

Total Estimated Project Cost

Section Reference	Activity	Estimated Cost($)
2.1.	[****]	[****]
2.2.	[****]	[****]
2.3.	[****]	[****]
2.4.	[****]	[****]
2.5.	[****]	[****]
2.6.	[****]	[****]
2.7.	[****]	[****]
2.8.	[****]	[****]
2.9.	[****]	[****]
2.10.	[****]	[****]
2.11.	[****]	[****]
[****]		[****]

3.2Revisions to Pricing

Catalent reserves the right to revise quoted costs for any project as a result of initial scope change, planned deviations, revisions In specifications, modifications of test methods, undocumented requirements, retesting, requirements outside of Catalent SOPs, or any unforeseen difficulty in executing the project. In addition, the quoted costs are subject to annual review to account for changes in inflation, increased overhead charges, etc. Any additional work will be performed based on written agreement from KannaLife and will be documented on a Catalent Quotation Amendment Record (QAR).

This quote is valid for 60 days. After which Catalent may withdraw the proposal or review the costs.

SECTION 4 INVOICING AND PAYMENT TERMS

4.1Invoicing Terms

Catalent will issue invoices for milestones completed. Where a milestone may include multiple batches, each batch will be invoiced when completed along with the in-process release testing costs, etc. If a draft report is issued an invoice will be generated for the report and KannaLife will have 10 business days to return comments to Catalent. Following the 10 day period, if comments are received after issuance of the final report, KannaLife will be billed for the time required to complete changes and reissue the report.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2Payment Terms

Payments toward all invoices are due upon receipt of the invoice and are non-refundable. Any applicable wire transfer fees must be included in the payment Issued to Catalent. All shipments are EXW (Incoterms 2010) St. Petersburg, FL. Remit all payments to:

Physjcal U.S.Mail Remittance

Catalent Pharma Solutions - St. Petersburg

Overnight Remittance vja Courier

J.P. Morgan Chase

ATTN: Catalent Pharma Solutions

Electronic Wire I ACH Instructions

J.P. Morgan Chase

Swift Code: ########## (for international payments only)

FBO: Catalent Pharma Solutions

SECTION 5 SCHEDULING/DELIVERABLES

5.1Samples/Materials

If available, KannaLife will provide all samples/materials necessary to perform this project. The samples/materials should arrive at Catalent with all proper documentation. If samples/materials are not available, upon request from KannaLife, Catalent will purchase all samples/materials necessary to perform the project. Where standard materials, such as excipients or columns are required, or needed to maintain the Project timeline, Catalent will purchase such materials. Catalent will invoice KannaLife monthly at cost plus reasonable and customary acquisition and handling costs for any material purchased as described above. Non-standard or special instrumentation or equipment required solely for this project will be invoiced to KannaLife following KannaLife's approval.

5.2Termination or Cancellation

Either party may terminate the project or any portion thereof at any time by providing 30 days written notice. Upon receipt of any such notice of termination, Catalent will promptly scale down the affected portion of the project and avoid (or minimize, where non-cancelable) any further related expenses.

If this project is cancelled by KannaLlfe for any reason within their control or terminated by the KannaLife, Catalent will invoice KannaLife the cost of any sample/materials, work performed before cancellation or termination date, reference materials, equipment and supplies purchased by Catalent specifically for the project.

5.3Project Notes and Assumptions

KannaLife shall pay for all product batches, including batches that do not conform to applicable specifications, unless all methods and processes associated with the manufacture, testing, and storage of that product have been fully validated in accordance with generally accepted standards of the pharmaceutical industry.

The costs associated with optional testing have not been included in the total estimated project cost.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 6 VERSION HISTORY

6.1Revisions

Version	Revisions
00	New Issue

SECTION 7 PROJECT APPROVAL AND AUTHORIZATION

Pursuant to the Standard Terms and Conditions, as defined herein, between Catalent and KannaLife, KannaLife agrees to the project details as set forth in this Quotation.

KannaLife Sciences, Inc.	Catalent Pharma Solutions, LLC

Dean Petkanas
Title	Aris Gennadios, Ph.D.

Chief Executive Officer	President, Softgel Technologies
Title	Title

January 22, 2015	16DEC2014
Date	Date

Please sign and return a copy of the Quotation Approval Page via fax to

###############################

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

Catalent Standard Terms and Conditions

A.Expiration. This Quotation is valid for 30 days from the date hereof, and becomes binding if signed and delivered by both parties during that period.

B.Audits. Client may conduct one quality assurance facility audit every other year at no cost. Additional audits will be invoiced separately at the current rate for such services unless such audit is for cause.

C.Regulatory Inspections. Catalent will promptly notify Client of any regulatory inspections directly relating to the services performed under this Quotation (the "Project"). Client shall reimburse Catalent for reasonable and documented costs associated with such regulatory inspections.

D.Changes. Catalent may revise the prices provided in this Quotation (i) if Client's requirements or any Client-provided information is inaccurate or Incomplete; (ii) if Client revises Catalent's responsibilities or the Project specifications, Instructions, procedures, assumptions, processes, test protocols, test methods or analytical requirements; or (iii) for such other reasons set forth in this Quotation. Any revision to this Quotation shall be set forth in a Quotation Amendment Request ("QAR") signed by both parties in accordance with Section V.

E.Payments. Catalent will invoice Client as set forth in this Quotation. Catalent charges a late payment fee of 1½% per month for payments not received by the date specified in this Quotation (or if no date is specified, within 30 days of Invoice date). Failure to bill for interest due shall not be a waiver of Catalent's right to charge interest.

F.Taxes. All sales, use, gross receipts, compensating, value-added or other taxes, duties, licenses or fees (excluding Catalent's net income and franchise taxes) assessed by any tax jurisdiction arising from the Project are the responsibility of Client, whether paid by Catalent or Client.

G.Hazardous Materials. Client warrants to Catalent that no specific safe handling Instructions are applicable to any Client-supplied materials, except as disclosed to Catalent in writing by the Client in sufficient time for review and training by Catalent prior to delivery. Where appropriate or required by law, Client will provide a Material Safety Data Sheet for all Client-supplied materials and finished product.

H.Delivery. (i) Catalent shall deliver all products and other materials EXW (Incoterms 2010) Catalent's facilities. To the extent not already held by Client, title shall pass to Client upon such tender of delivery. If Catalent provides storage services, title and risk of loss shall pass to Client upon transfer to storage. (ii) In the event Catalent arranges shipping or performs similar loading and/or logistics services for Client at Client's request , such services are performed by Catalent at Client's expense and on Client's behalf as a convenience to Client only and does not alter subsection (i) above.

I.Limitations of Liability. CATALENT'S TOTAL LIABILITY UNDER THIS QUOTATION SHALL IN NO EVENT EXCEED THE TOTAL FEES PAID UNDER THIS QUOTATION OR QAR, RESPECTIVELY (BUT EXCLUDING FEES AND COSTS FOR PROCURING COMPARATOR DRUG). CATALENT SHALL HAVE NO LIABILITY UNDER THIS QUOTATION OR QAR FOR ANY AND ALL CLAIMS FOR LOST, DAMAGED OR DESTROYED API OR CLIENT-SUPPLIED MATERIALS, WHETHER OR NOT INCORPORATED INTO FINISHED PRODUCT. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF PERFORMANCE UNDER THIS QUOTATION OR QAR, INCLUDING WITHOUT LIMITATION LOSS OF REVENUES, PROFITS OR DATA, WHETHER IN CONTRACT OR IN TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

J.Confidentialitv. All information disclosed by a party in connection with this Quotation shall be confidential information, unless such information is (i) already known to the receiving party, on a non-confidentlal basis, as evidenced by written records; (ii) Independently developed or discovered by the receiving party without the use of the disclosing party's confidential information, as evidenced by written records; (iii) in the public domain, other than through the fault of the receiving party; or (iv) disclosed to the receiving party by a third party not in breach of a duty of confidentiality owed to the disclosing party. Neither party shall, without the other party's prior written consent, use the confidential information of the other party or disclose such information except (a) to provide to employees of the receiving party or its affiliated entities who require such information to perform such party's obligations under this Quotation, or (b) as required to be disclosed by law, or court or administrative order; provided that the receiving party first gives prompt written notice thereof to the disclosing party. This undertaking shall survive for 7 years following the date of this Quotation.

K.Intellectual Property. For purposes hereof, "Client IP" means all intellectual property and embodiments thereof owned by or licensed to Client as of the date hereof or developed by Client other than in connection with the Project; "Catalent IP" means all intellectual property and embodiments thereof owned by or licensed to Catalent as of the date hereof or developed by Catalent other than in connection with the Project; "Invention" means any intellectual property developed by either party in connection with the Project; "API Inventions" means any Invention that relates exclusively to the Client IP or Client's patented API; and "Process Inventions" means any Invention, other than an API Invention, that relates exclusively to the Catalent IP or relates to developing, formulating, manufacturing, filling, processing, packaging, analyzing or testing pharmaceutical products generally. All Client IP and API Inventions shall be owned solely by Client and no right therein is granted to Catalent under this Quotation except for use in performing the Project. All Catalent IP and Process Inventions shall be owned solely by Catalent and no right therein is granted to Client under this Quotation. All Inventions to generic API (other than API Inventions and Process Inventions), if any, shall be owned jointly by Catalent and Client. The parties shall cooperate to achieve the allocation of rights to Inventions anticipated herein and each party shall be solely responsible for costs associated with the protection of its intellectual property.

L.Warranties. Catalent will perform the Project in accordance with the written specifications and Project instructions expressly set forth or referenced in this Quotation and United States current Good Manufacturing Practices or current Good Laboratory Practices, as applicable. THE WARRANTIES SET FORTH IN THIS ARTICLE ARE THE SOLE AND EXCLUSIVE WARRANTIES MADE BY CATALENT TO CLIENT, AND CATALENT MAKES NO OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

M.Client Obligations. Unless otherwise agreed to by the parties in writing, Client Is solely responsible at its cost and expense to (i) provide complete and accurate scientific data regarding the Project; (ii) deliver to Catalent all Client-supplied materials; (iii) prepare all submissions to regulatory authorities and obtain Catalent's prior written consent (which will not be unreasonably withheld) before identifying Catalent in such regulatory submissions; (iii) if applicable, review and approve all in-process and finished product test results to ensure conformity of such results with the product specifications, regardless of which party is responsible for finished product release; and (iv) perform such other obligations of Client set forth In this Quotation.

N.Regulatory Compliance. Catalent shall obtain and maintain all permits and licenses with respect to general facility operations in the jurisdiction in which Catalent performs the services. Client shall be responsible at its cost to obtain and maintain all other regulatory approvals, authorizations, certifications and permits relating to Client-supplied materials and Client product, including without limitation those relating to the import, export, use, distribution and sale of Client-supplied materials and Client product. Client shall reimburse Catalent for any payments Catalent is required to make to any regulatory authority resulting directly from Catalent's formulation, development, manufacturing, processing, filling, packaging, storing or testing of Client's product or Client-supplied materials (including without limitation any payments or fees Catalent is required to make pursuant to the Generic Drug User Fee Act of 2012, if applicable). Catalent shall not be obligated to perform any services which would involve any countries that are targeted by the comprehensive sanctions, restrictions or embargoes administered by the United Nations, European Union, United Kingdom or United States.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

O.Indemnification. Client will indemnify, defend and hold harmless Catalent, its affiliates and their respective directors, officers, employees and agents against any third-party claim arising directly or indirectly from (i) the manufacture, promotion, marketing, distribution or sale of, or use of or exposure to, the product, API and Client-supplied materials that are the subject of the Project, (ii) the negligence or willful misconduct of Client, (iii) the breach of this Quotation by Client, or (iv) the use of any intellectual property, materials or other information provided by Client to Catalent; in each case, including but not limited to costs associated with responding to subpoenas and giving testimony relating to disputes between Client and third parties. Catalent will indemnify, defend and hold harmless Client from any third-party claim arising directly or indirectly from the negligence or willful misconduct of Catalent or the breach of this Quotation by Catalent.

P.Right to Dispose and Settle. If Catalent requests in writing from Client direction with respect to disposal of products, materials, equipment, samples or other Items belonging to Client and is unable to obtain a response from Client within a reasonable time period after making reasonable efforts to do so, Catalent may In its sole discretion (i) dispose of all such items and (ii) set-off any and all amounts due to Catalent or any of its affiliates from Client against any credits Client may hold with Catalent or any of its affiliates.

Q.Force Majeure. Neither party will be liable for any failure to perform or for delay in performance resulting from any cause beyond its reasonable control, including without limitation acts of God, fires, floods or weather, strikes or lockouts, factory shutdowns, embargoes, wars, hostilities or riots, or shortages in transportation . If the cause continues unabated for 90 days, then both parties shall meet to discuss and negotiate in good faith what modifications to this Quotation should result from such cause.

R.Use and Disposal. Client represents and warrants to Catalent that Client will hold, use and/or dispose of products and other materials provided by Catalent in accordance with all applicable laws, rules and regulations. Client grants Catalent full authority to use any Client-supplied materials for purposes of the Project.

S.Record Retention. Unless the parties otherwise agree in writing, Catalent will retain batch, laboratory and other technical records for the minimum period required by applicable law.

T.Independent Contractor. The relationship of the parties is that of independent contractors and not of joint venturers, co-partners, employer/employee or principal/agent.

U.Publlcitv. Neither party will make any press release or other public disclosure regarding this Quotation or the transactions contemplated hereby without the other party's express prior written consent, except as required by applicable law, by any governmental agency or by the rules of any stock exchange on which the securities of the disclosing party are listed, in which case the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or public disclosure.

V.Amendment & Precedence. These Standard Terms and Conditions constitute a part of the Quotation to which they are attached (collectively, "this Quotation"); provided, that these Standard Terms and Conditions supersede any conflicting terms and conditions set forth In the Quotation to which they are attached or any other document, including Client purchase order. This Quotation constitutes the entire understanding between the parties, and supersedes any contracts, agreements or understandings (oral or written) of the parties, with respect to the Project. No term of this Quotation may be amended except upon written agreement signed by both parties.

W.Dispute Resolution. If a dispute arises between the parties in connection with this Quotation, the respective presidents or Senior Executives of Catalent and Client shall first attempt to resolve the Dispute. If such parties cannot resolve the dispute, such dispute shall be resolved In the jurisdiction of the defendant party by binding arbitration in accordance with the then existing commercial arbitration rules of International Institute for Conflict Prevention and Resolution, 575 Lexington Avenue, 21st Floor, New York, NY 10022.

X.Survival. Subject to execution, the rights and obligations of Client and Catalent in Articles E, F, I, J, K, O, S, U, W, X and Y of these Standard Terms and Conditions shall survive termination or expiration of this Quotation.

Y.Governing Law. This Quotation shall be governed by and construed under the laws of the State of New Jersey, USA, excluding its conflict of law provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Quotation.

Catalent - US Version 08AUG2013

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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We are fully dedicated to high standards of quality, cGMP leadership, and LEAN operational excellence.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.